                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2002


                        National Service Industries, Inc.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                                    001-03208
                                    ---------
                            (Commission File Number)


                                   58-0364900
                                   ----------
                        (IRS Employer Identification No.)


            1420 Peachtree Street, N. E., Atlanta, Georgia 30309-3002
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (404) 853-1000


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         Attached as Exhibit 99.1 and incorporated herein by reference is a press release issued by National Service Industries, Inc. (the "Registrant") on November 13, 2002, relating to the settlement of certain legal claims against the Registrant.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                  None.

         (b)  Pro Forma Financial Information.

                  None.

         (c)  Exhibits.

                  The following exhibit is filed herewith:

         EXHIBIT NO.                              DESCRIPTION
         -----------                              -----------
            99.1            Press Release, issued by the Registrant on November 13, 2002.



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  November 14, 2002


                              NATIONAL SERVICE INDUSTRIES, INC.



                              By:      /s/ Carol Ellis Morgan
                                 ----------------------------------------------
                                       Carol Ellis Morgan
                                       Senior Vice President, General Counsel,
                                       and Secretary